EXHIBIT 99.1


                         Debtor/Trustee's Certification





















Name of Attorney:          MICHAEL MEYER
Address:                   4545 IDS CENTER
                           80 SOUTH EIGHTH ST.
City, State, Zip:          MINNEAPOLIS, MN 55402
Telephone:                 (612) 317-4745

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


Signed:     /s/ Brad Yopp                                  Title: PRESIDENT, CEO
            ---------------------------
            (Original Signature)

            BRAD YOPP                                      Date: APRIL 15, 2002

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

COMPARATIVE BALANCE SHEET

                                                                     As of             As of             As of
                                                                  January 24,       February 23,       March 30,
ASSETS                                                               2002              2002              2002
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash and cash equivalents                                       $   136,843       $   311,111       $   124,362
 Accounts receivable, net of reserves                                445,439           548,297           468,921
 Notes receivable                                                    350,000           350,000           350,000
 Inventories                                                         802,243           722,332           650,783
 Prepayments                                                          67,218            53,825            32,981
----------------------------------------------------------------------------------------------------------------

     Total current assets                                          1,801,743         1,985,565         1,627,047
----------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                           1,359,149         1,359,149         1,273,219
 Less accumulated depreciation                                    (1,126,180)       (1,133,357)       (1,102,040)
----------------------------------------------------------------------------------------------------------------

     Net property and equipment                                      232,969           225,792           171,179
----------------------------------------------------------------------------------------------------------------

     Total assets                                                $ 2,034,712       $ 2,211,357       $ 1,798,226
================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------

CURRENT LIABILITIES
 Notes payable and current maturities of long-term debt          $   221,255       $   242,619       $   127,404
 Accounts payable                                                  1,917,898         2,044,738         2,285,855
 Deferred revenues                                                    75,322            94,939            93,073
 Deferred gain, current portion                                      818,238           715,958                --
 Accrued liabilities:
  Salaries and benefits                                              103,249           103,926            81,952
  Warranty reserve                                                   300,000           300,000           300,000
  Restructuring reserve                                            1,093,708         1,075,537         1,075,537
  Other                                                              224,703           222,877           215,290
----------------------------------------------------------------------------------------------------------------

     Total current liabilities                                     4,754,373         4,800,594         4,179,111
----------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 and 1,322,663  shares issued and outstanding          664,283           664,283           664,283
 Additional paid-in capital                                          809,599           809,599           809,599
 Accumulated other comprehensive income                               50,871            50,871            50,871
 Pre-bankruptcy retained earnings (accumulated deficit)           (4,244,414)       (4,244,414)       (4,244,414)
 Post-bankruptcy retained earnings                                        --           130,424           338,776
----------------------------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                         (2,719,661)       (2,589,237)       (2,380,885)
----------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity (deficit)        $ 2,034,712       $ 2,211,357       $ 1,798,226
================================================================================================================

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

                                                As of              As of              As of
PROFIT & LOSS STATEMENT                      January 24,        February 23,        March 30,        1st Quarter
                                                2002               2002               2002           Total-2002
                                            --------------------------------------------------------------------
 Sales:
       Domestic                             $   162,778        $   451,043        $   338,087        $   951,908
       International                             35,657             58,303             65,346            159,307
                                            --------------------------------------------------------------------
            Total sales                         198,435            509,346            403,434          1,111,215

Cost of Goods Sold:
       Direct costs                             114,877            268,828            233,094            616,799
            Direct margin %                        42.1%              47.2%              42.2%              44.5%
       Variance                                  (3,637)                --             21,340             17,703
       Engineering burden                        (8,712)             2,796             (7,335)           (13,251)
       Production burden                         (9,210)             2,647             87,915             81,352
       Warranty                                   9,664              3,172              3,101             15,937
       Inventory obsolescence                     3,800              3,800              3,800             11,400
                                            --------------------------------------------------------------------
            Total cost of goods sold            106,782            281,243            341,915            729,941
                 Gross profit %                    46.2%              44.8%              15.2%              34.3%

       Commissions                               20,829             25,527             20,957             67,313
       Marketing and sales expense               33,974             26,303             38,315             98,592
       Research & development                    31,540             24,627             72,698            128,865
                                            --------------------------------------------------------------------
       Total contribution costs                 193,125            357,700            473,886          1,024,711
                                            --------------------------------------------------------------------
            Contribution margin                   5,310            151,646            (70,452)            86,504
                 Contribution margin %              2.7%              29.8%             (17.5%)              7.8%

Other Expenses:
       Allocated selling expense                  9,677              5,342             34,510             49,529
       G & A expense                             82,244             44,230             83,766            210,240
                                            --------------------------------------------------------------------
            Total other expenses                 91,921             49,572            118,277            259,770
                 Percent of sales                  46.3%               9.7%              29.3%              23.4%
       Interest                                    (512)             1,650              1,271              2,409
                                            --------------------------------------------------------------------
Earnings from Operations                        (86,099)           100,424           (190,000)          (175,675)
      Percent of sales                            (43.4%)             19.7%             (47.1%)            (15.8%)

       Misc. (Income)/Expense                        --            (30,000)          (398,352)          (428,352)
                                            --------------------------------------------------------------------
Profit before Taxes                             (86,099)           130,424            208,351            252,677
      Percent of sales                            (43.4%)             25.6%              51.6%              22.7%

Provision for Income Taxes                           --                 --                 --
                                            --------------------------------------------------------------------
Profit after Taxes                          $   (86,099)       $   130,424        $   208,351        $   252,677
      Percent of sales                            (43.4%)             25.6%              51.6%              22.7%
                                            ====================================================================

   CASE NAME:   RESEARCH INCORPORATED
   CASE NUMBER:   02-40309
   CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                          FOR PERIOD          FOR PERIOD          FOR PERIOD           QUARTER
                                                           JAN 24-31           FEB 1-28            MAR 1-30             TOTAL
                                                        --------------      --------------      --------------      --------------
 1 CASH-BEGINNING OF MONTH                              $    86,236.33      $   242,070.84      $   142,100.42      $    86,236.33
              RECEIPTS FROM OPERATIONS                                                                                          --
 2 CASH SALES                                                       --                  --                  --                  --
 3    LESS: CASH REFUNDS                                            --                  --                  --                  --
                                                        --------------------------------------------------------------------------
 4 NET CASH SALES                                                   --                  --                  --                  --
              COLLECTIONS OF ACCTS REC.                                                                                         --
 5 PRE-PETITION                                             202,443.71          115,090.15           70,012.62          387,546.48
 6 POST-PETITION                                                    --          141,800.30          383,934.40          525,734.70
 7 OTHER                                                            --           33,042.79          (33,042.79)                 --
                                                        --------------------------------------------------------------------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                 202,443.71          289,933.24          420,904.23          913,281.18
              NON-OPERATING RECEIPTS                                                                                            --
 9 LOANS/ADVANCES/TRANSFERS                                         --          109,628.16          480,000.00          589,628.16
10 SALE OF ASSETS                                                   --                  --           33,768.32           33,768.32
11 OTHER                                                     31,167.70           33,042.79           10,039.16           74,249.65
                                                        --------------------------------------------------------------------------
12 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11)              31,167.70          142,670.95          523,807.48          697,646.13
                                                        --------------------------------------------------------------------------
13 TOTAL RECEIPTS (LINES 8+12)                              233,611.41          432,604.19          944,711.71        1,610,927.31
                                                        --------------------------------------------------------------------------
14 TOTAL CASH AVAILABLE (LINES 13+1)                        319,847.74          674,675.03        1,086,812.13        1,697,163.64



              OPERATING DISBURSEMENTS:
15 NET PAYROLL                                               32,156.46           65,265.19           65,851.33          163,272.98
16 PAYROLL TAXES-PAID                                        15,542.96           31,268.82           32,055.74           78,867.52
17 SALES, USE & OTHER TAXES PAID                                    --               29.00            9,084.66            9,113.66
18 SECURED/RENTAL/LEASES                                            --           19,353.47          137,885.63          157,239.10
19 UTILITIES                                                        --            1,691.60           10,867.51           12,559.11
20 INSURANCE                                                    761.78           18,548.35           56,402.70           75,712.83
21 INVENTORY PURCHASES                                       27,905.88          105,852.64          132,834.71          266,593.23
22 VEHICLE EXPENSE                                                  --                  --                  --                  --
23 TRAVEL                                                           --                  --              385.47              385.47
24 ENTERTAINMENT                                                    --                  --                  --                  --
25 REPAIRS & MAINTENANCE                                            --              785.97            2,007.10            2,793.07
26 SUPPLIES                                                         --            1,151.48              263.74            1,415.22
27 ADVERTISING                                                      --                  --            1,209.00            1,209.00
28 401k to MN Life/United Way/Dependent Care                        --            6,728.31           10,136.98           16,865.29
29 OTHER:  Freight                                            1,099.70            7,251.77            4,858.44           13,209.91
30 OTHER:  Commissions                                              --              809.54           21,638.55           22,448.09
31 OTHER:  Misc                                                 310.12              574.57            4,395.25            5,279.94
32 OTHER:   LOAN PAYDOWN                                             -          273,263.90          497,754.50          771,018.40
                                                        --------------------------------------------------------------------------
33 TOTAL OPERATING DISBURSEMENTS                             77,776.90          532,574.61          987,631.31        1,597,982.82
                REORGANIZATION EXPENSES:                                                                                        --
34 PROFESSIONAL FEES                                                --                  --              304.22              304.22
35 U.S. TRUSTEE QUARTERLY FEES                                      --                  --                  --                  --
36 OTHER:  Moving Expenses                                          --                  --           17,510.40           17,510.40
37 OTHER:                                                           --                  --                  --                  --
                                                        --------------------------------------------------------------------------
38 TOTAL REORGANIZATION EXPENSES                                    --                  --           17,814.62           17,814.62
                                                        --------------------------------------------------------------------------
39 TOTAL DISBURSEMENTS (LINES 33+38)                         77,776.90          532,574.61        1,005,445.93        1,615,797.44
                                                        --------------------------------------------------------------------------
40 CASH-END OF MONTH                                    $   242,070.84      $   142,100.42      $    81,366.20      $    81,366.20
                                                        ==========================================================================

CASE NAME:   RESEARCH INCORPORATED                                       OLD            NEW
CASE NUMBER:  02-40309                                 OPERATING       LOCKBOX        LOCKBOX
                                                         ACCT #         ACCT #         ACCT #
                                                         ------         ------         ------
BANK RECONCILIATIONS  -  MARCH                        351 470 5606   635 505 4478   336 998 1448

BALANCE PER BANK STATEMENT                            $  75,927.97   $         --   $     726.07
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                  --             --             --
ADD:  SERVICE CHARGES
ADD:  ADVANCES ON RI BOOKS, NOT BANK TIL NEXT MO
SUBTRACT:  OUTSTANDING CHECKS                            (4,143.97)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH       (1,816.00)            --        (426.07)
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                           --
SUBTRACT:  INTEREST EARNED                                      --             --             --
                                                      ------------   ------------   ------------
END OF MONTH BANK BALANCE                             $  69,968.00   $         --   $     300.00

PER BOOKS                                             $  69,968.00   $         --   $         --


[WIDE TABLE CONTINUED FROM ABOVE]

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309                                  PAYROLL      INVEST ACCT   GENERAL DIP
                                                         ACCT #         ACCT #        ACCT #
                                                         ------         ------        ------
BANK RECONCILIATIONS  -  MARCH                        351 470 1314   150 418 1013  336 997 8907

BALANCE PER BANK STATEMENT                            $   5,000.00   $   1,501.21  $  27,226.92
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                  --                    25,723.05
ADD:  SERVICE CHARGES
ADD:  ADVANCES ON RI BOOKS, NOT BANK TIL NEXT MO                                     100,000.00
SUBTRACT:  OUTSTANDING CHECKS                                                       (105,708.44)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH                                           --
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                           --
SUBTRACT:  INTEREST EARNED                                      --             --            --
                                                      ------------   ------------  ------------
END OF MONTH BANK BALANCE                             $   5,000.00   $   1,501.21  $  47,241.53

PER BOOKS                                             $   5,000.00   $   1,501.21  $  47,204.37

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             Based on Calendar month
Case Number: 02-40309
CASE NAME: Research Incorporated

INSIDERS:
----------------------------------------------------------------------------------
                  Type of      Jan 24-31,                                  Qtr
   Name         Compensation      2002        Feb-02        Mar-02         Total
----------------------------------------------------------------------------------
BRUCE BAILEY    Sales dinner   $       --   $    86.86    $   160.70    $   247.56
BRUCE BAILEY    Salary                        8,376.92      8,376.92     16,753.84
BRAD YOPP       Salary                        9,000.00      9,000.00     18,000.00
JOHN COLWELL    Board Fees                                    400.00        400.00

                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
Total Payments                                                                  --
 to Insiders:                  $       --   $17,463.78    $17,937.62    $35,401.40
----------------------------------------------------------------------------------


[WIDE TABLE CONTINUED FROM ABOVE]

INSIDERS:
------------------------------------------------------------------------------------------------
                  Type of                                                Qtr        Year to date
   Name        Compensation     Apr-02        May-02     Jun-02         Total         Total
------------------------------------------------------------------------------------------------
BRUCE BAILEY                                                           $        --   $   247.56
BRUCE BAILEY    Sales dinner                                                    --    16,753.84
BRAD YOPP       Salary                                                          --    18,000.00
JOHN COLWELL    Salary                                                          --       400.00
                Board Fees                                                      --           --
                                                                                --           --
                                                                                --           --
                                                                                --           --
                                                                                --           --
                                                                                --           --
                                                                                --           --
                                                                                --           --
Total Payments                                                                  --           --
 to Insiders:                  $       --   $       --    $       --   $        --   $35,401.40
                --------------------------------------------------------------------------------



PROFESSIONALS:
--------------------------------------------------------------------------------------
                  Type of         Jan 24-31,                                Quarter
   Name         Compensation         2002        Feb-02        Mar-02         Total
--------------------------------------------------------------------------------------
Kinney & Lange       Patents   $       --   $        --   $    304.22   $   304.22
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
                                                                                --
 Total Payments
to Professionals:              $       --   $        --   $    304.22   $   304.22
--------------------------------------------------------------------------------------


[WIDE TABLE CONTINUED FROM ABOVE]

PROFESSIONALS:
----------------------------------------------------------------------------------------------
                  Type of                                               Quarter   Year to date
   Name         Compensation      Apr-02        May-02     Jun-02        Total       Total
----------------------------------------------------------------------------------------------
Kinney & Lange       Patents                             $       --   $       --   $   304.22
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
                                                                              --           --
 Total Payments
to Professionals:              $       --   $       --   $       --   $       --   $   304.22
----------------------------------------------------------------------------------------------

We have requested from Kinney & Lange an engagement to employ letter to then make application to the court for legal services on patent work.

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                               AMT W/H OR
                                BEGINNING       ACCRUED                          ENDING
     FEDERAL                    TAX LIAB.       MAR 1-30        AMT PAID        TAX LIAB.
     -------                   ----------      ----------      ----------      ----------
WITHHOLDING                    $       --      $11,082.68      $11,082.68      $       --
FICA-EMPLOYEE                          --        7,235.27        7,235.27              --
FICA-EMPLOYER                          --        7,235.31        7,235.31              --
UNEMPLOYMENT (FUTA)                    --           23.22           23.22              --
INCOME                                 --              --              --              --
OTHER                                  --              --              --              --
                               ----------      ----------      ----------      ----------
TOTAL FEDERAL TAXES            $       --      $25,576.48      $25,576.48      $       --


     STATE
     -----

WITHHOLDING                    $       --      $ 4,369.00      $ 4,369.00      $       --
SALES                           10,475.26          693.53        9,084.66        2,084.13
EXCISE                                 --              --              --              --
UNEMPLOYMENT (SUI)                     --        2,110.26        2,110.26              --
OTHER                                  --              --              --              --
REAL PROPERTY                          --              --              --              --
PERSONAL PROPERTY                      --              --              --              --
OTHER                                  --              --              --              --
                               ----------      ----------      ----------      ----------
TOTAL STATE & LOCAL TAXES      $10,475.26      $ 7,172.79      $15,563.92      $ 2,084.13

TOTAL TAXES DUE                $10,475.26      $32,749.27      $41,140.40      $ 2,084.13

             POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                            BASED ON CALENDAR MONTH
                              MARCH 1 - 31, 2002
Case Name: 02-40309
Case Number: Research Incorporated
------------------------------------------------------------------------------
                             SCHEDULED
                           MONTHLY/QRTLY/
 POST-PETITION SECURED     YEARLY PAYMENT    AMOUNT PAID
    LEASES PAYABLE              DUE          DURING MONTH    TOTAL UNPAID
------------------------------------------------------------------------------
ADAGER                      $         --     $         --    $         --
------------------------------------------------------------------------------
ADT                                                                    --
------------------------------------------------------------------------------
AT&T                                                                   --
------------------------------------------------------------------------------
AVAYA                           2,527.50         3,987.27       (1,459.77)*
------------------------------------------------------------------------------
CAZARIN                           165.00           165.00              --
------------------------------------------------------------------------------
CITICAPITAL                       674.34         1,722.22       (1,047.88)*
------------------------------------------------------------------------------
CONTINENTAL
PROPERTY GROUP                 53,914.58       121,742.60      (67,828.02)**
------------------------------------------------------------------------------
DUN & BRADSTREET                1,781.33         1,781.33              --
------------------------------------------------------------------------------
INFINITY ACCESS                   700.00           200.00          500.00
------------------------------------------------------------------------------
IMATION                           569.78           569.78              --
------------------------------------------------------------------------------
INSIGHT                                                                --
------------------------------------------------------------------------------
IOS CAPITAL                           --         2,110.85       (2,110.85)
------------------------------------------------------------------------------
KEY EQUIPMENT                                                          --
------------------------------------------------------------------------------
O'PIN SYSTMES                                                          --
------------------------------------------------------------------------------
ORBIT SOFTWARE                    360.00           360.00              --
------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE
SCHLEUNIGER INC                                                        --
------------------------------------------------------------------------------
PITNEY BOWES                      223.65           223.65              --
------------------------------------------------------------------------------
PITNEY BOWES CREDIT               921.41           921.41              --*, **
------------------------------------------------------------------------------
QWEST                           1,470.56         1,470.56              --
------------------------------------------------------------------------------
RCM DATA CORPORATION                                                   --
------------------------------------------------------------------------------
THE ASSOCIATES                                                         --
------------------------------------------------------------------------------
VASKE COMPUTERS                   832.00         1,664.00         (832.00)*
------------------------------------------------------------------------------
VERISIGN                           67.08            67.08              --
------------------------------------------------------------------------------
VERIZON                            68.27            68.27              --
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL DUE                                                    $ (72,778.52)
------------------------------------------------------------------------------

*  Paid April lease payments
** Paid January post bankruptcy lease payment and February and March

Case Name:  Research, Inc.
Case Number:  02-40309


                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                MARCH 1-31, 2002

                                               CURRENT
                                              0-30 DAYS             31-60 DAYS
                                             -----------           -----------
ARCHIVES                                     $     42.90
AT&T                                               22.88
AVAYA INC                                                               130.00
CIGNA BEHAVIORAL HEALTH                                                 168.96
CLAUDE JOHNSON                                   (272.00)
ELECTRO-TEC                                       100.00
FAIRVIEW MACHINE                                                       (155.00)
FORM FLO                                        2,564.64
GE LIGHTING                                                            (551.62)
KINKOS                                            244.48
MINNEGASCO                                      7,123.87
REYNOLDS WELDING                                   27.37
SYNERGETIC TECHNOLOGIES                                              (2,631.90)
THERMAL SOURCE                                  1,035.25
TREASURER OF STATE                                                      (25.34)
UNITED ELECTRIC                                 1,232.10
WELLS FARGO                                       464.47

                                          ------------------------------------
                                             $ 12,585.96           $ (3,064.90)
                                          ====================================

Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


     AGING                    3/30/2002
     -----                   ------------
0-30 DAYS                    $ 144,511.63
31-60 DAYS                     161,108.41
61-90 DAYS                      29,530.81
91+ DAYS                       141,013.02
                             ------------
TOTAL A/R                    $ 476,163.87

                                  QUESTIONNAIRE



Case Name:  RESEARCH, INC.
            --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number:  02-40309                          Division

Month:  MARCH 2002
        ----------

1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes (X)      No ( )

      Are all post-petition income taxes, state and federal current?
                  Yes (X)      No ( )

      Are all other post-petition taxes current?
                  Yes (X)      No ( )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?
                  Yes (X)      No ( )

      Are all premium payments current?
                  Yes (X)      No ( )

      PLEASE ITEMIZE ALL POLICIES:

                                                                            INSTALLMENT
                                                         EXPIRATION           PAYMENT      PERIOD          PAID
      TYPE OF POLICY             CARRIER                    DATE               AMOUNT      COVERED        THROUGH
------------------------------------------------------------------------------------------------------------------
A.    Worker Compensation        Berkley Risk            12/8/2002          $  1,192.00     Month        3/30/2002

B.    Group Medical              Preferred One           Aug. 2002          $ 19,951.22     Month        3/30/2002

C.    Group Dental               Health Partners/        Aug. 2002          $  2,034.61     Month        3/30/2002
                                 Group Health

D.    Property & Liability       Chubb                   9/30/2002          $  1,655.14     Month        3/30/2002

E.    Life Insurance             Unum Life Ins. Co.       6/1/2002          $  1,467.68     Month        3/30/2002
------------------------------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3.    Have any payments been make to any pre-petition creditors?
                  Secured               Yes ( )        No (X)
                  Priority              Yes ( )        No (X)
                  Unsecured             Yes ( )        No (X)

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

4.    Have any assets been sold outside the normal course of business?
                  Yes (X)      No ( )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed form the chapter 11 debtor bank accounts?
                  Yes (X)      No ( )

6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes (X)      No ( )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      We have had preliminary discussions with up to four potential investors with the anticipation that we would file a plan within the 120 exclusive window. We have provided them with a business plan as a starting point for these discussions and we are in varying points of discussions with each party.


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RESEARCH, INC.
LIST OF OFFICE FURNITURE, FIXTURES AND EQUIPMENT SOLD


DESCRIPTION
-----------
Air conditioner, window
Battery charger
Battery charger 30 amp
Blinds, vertical
Bookshelfs office/short
Bookshelfs office/tall
Bulletin Boards over 6 ft
Bulletin Boards small
Cabinets, 2, 3, 4 & 5 drawer file
Cabinets, small parts bin
Cabinets, microfilm card
Cabinets, with doors
Calcium chloride bags
Car starting unit, gas powered
Carpet cleaner
Carpet runners and remnants
Cases, equipment travel
Chainsaw, electric
Chainsaw, gas powered
Chairs, gold frame brown cushion
Chairs, lunchroom maroon
Chairs, lunchroom white vinyl
Chairs, new style office
Chairs, old style assembly
Chairs, old style office
Chairs, conference assorted
Chart recorder
Clocks
Coat racks
Desks, metal
Desk metal extension/tables
Desks wooden/cabinets wooden
Display case, wood framed
Dividers, office, carpeted assorted
Doors, entry
Environmental Chamber
Fans
Fan, Ceiling
Files, vertical hanging
Files, flip open top
Freezer, upright
Grinder, electric bench
Hoist Air powered
Hoist electric
HVAC filters
Ladders
Lamps, flourescent

Mat, desk chair
Microphone and podium
Painter, paint stripe
Patio furniture sets, 6 chair/table/umbrella
Picture Frames with photo
Power strips
Projector, overhead
Salt bags, rock
Scrubber, floor
Scrubber/cleaner, floor
Shelf units for desk add on
Shelf units, assembly
Snow blower, John Deere
Snow blower, Snapper
Spreader, fertilizer
Sweeper, parking lot
Tables, 4, 5 & 6 ft folding
Tables, fixed leg formica top
Tables, lunchroom square formica
Tables, round lunchroom formica
Table, wood conference
Test instruments
Trays, office/paper holders
Tubing copper 1/4 inch
Typewriters electric
Vacuum cleaner
Vacuum pump, electric
Washer, pressure Goodway
Waste Baskets
Water tank
Waterheater, electric
Weed trimmer, gas powered
Wet-vac walk behind
Wheel barrel
White boards
Workbenchs, assembly